RIVERNORTH MARKETPLACE LENDING CORPORATION

(Ticker Symbols RMPLX and RMPL.P)

May 2, 2019

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED

October 29, 2018

The RiverNorth Marketplace Lending Corporation Adds Co-Portfolio Manager

Effective May 1, 2019 Janae Stanton became a Co-Portfolio Manager for the Fund. Also effective May 1, 2019, Philip K. Bartow is no longer employed by RiverNorth and is no longer a Co-Portfolio Manager of the Fund. Accordingly, the Fund prospectus and statement of additional information sections entitled “Portfolio Management” are revised to delete references to Mr. Bartow and are revised as follows:

Patrick W. Galley, Andrew Kerai and Janae Stanton are responsible for implementing portfolio management decisions for the Fund.

Patrick W. Galley, CFA is a co-portfolio manager of the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Andrew Kerai is a co-portfolio manager of the Fund. Mr. Kerai joined RiverNorth in 2015 and serves as a Senior Credit Strategist for the Adviser. Andrew analyzes credit performance and portfolio positioning within the marketplace lending strategy. Prior to joining RiverNorth, Mr. Kerai was a portfolio manager of an actively managed open-end mutual fund which invested in the equity securities of publicly-traded credit-focused investment funds, including business development companies (BDCs). Andrew was also an equity research analyst covering consumer and commercial lenders, credit card issuers, middle market commercial lenders, debt recovery companies and business development companies. He began his investment career as a portfolio analyst within high yield bonds and leveraged loans at Prudential Investments. Andrew graduated Summa Cum Laude from American University with a dual major in international finance and accounting. He has received the Chartered Financial Analyst (CFA) designation.

Janae Stanton is a co-portfolio manager of the Fund. Ms. Stanton joined RiverNorth in 2016 and serves as a Credit & Portfolio Risk Manager for the Adviser. Janae is responsible for quantitative portfolio analysis and asset valuation of the firm's marketplace lending strategy assets, with a focus on building proprietary default and prepayment models. Prior to joining RiverNorth, Janae was a Senior Risk Analyst at a marketplace lending platform, where she was responsible for managing loss expectations, monitoring and reporting credit risk, and providing product recommendations to improve profitability. Janae began her career in the Multifamily Division at Freddie Mac in McLean, VA, where she focused on multifamily mortgages, including multifamily mortgage-backed securities. Janae graduated from Central Michigan University with a B.S. in Finance.

The Fund’s SAI provides information about the compensation received by the portfolio managers, other accounts that they manage and their ownership of the Fund’s equity securities.

The Fund’s Statement of Additional Information section entitled “Compensation of Portfolio Managers” is revised to include the following:

Mr. Galley’s, Mr. Kerai’s and Ms. Stanton’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance and the performance of the Adviser’s business as a whole. Mr. Galley, Mr. Kerai and Ms. Stanton also participate in a 401K program on the same basis as other employees of the Adviser.

The Fund’s Statement of Additional Information section entitled “Portfolio Manager Ownership of Fund Shares” is revised as follows:

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as May 1, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities Held in the Fund
Patrick W. Galley	Over $1,000,000
Andrew Kerai	$10,001-$50,000
Janae Stanton	None

The Fund’s Statement of Additional Information section entitled “Other Accounts Managed” is revised to add the following:

Portfolio Manager	Registered Investment Companies (Other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Vehicles	Other Pooled Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Janae Stanton	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 1 Assets: $79 million	Number: 1 Assets: $79 million	Number: 0 Assets: $0	Number: 0 Assets: $0

Furthermore, the Fund continues to work toward becoming listed on the New York Stock Exchange as communicated in the prospectus supplement dated March 21, 2019. Operational details may cause the listing to be effective in the third quarter rather than the second quarter as was initially anticipated.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.